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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         VERTICAL HEALTH SOLUTIONS, INC.
                      ------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

             Florida                                       59-3635262
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(State or Other Jurisdiction of                (IRS Employer Identification No.)
Incorporation or Organization)

6925 112th Circle North, Largo, Florida                33773
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  (Address of Principal Executive Offices)             (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction
A.(c), check the following box: [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

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Securities Act registration statement file number to which this form relates:         333-74766
                                                                                  -----------------
                                                                                    (If applicable)
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Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                               Name of Each Exchange on Which
To Be So Registered                               Each Class Is to Be Registered
------------------------                          ------------------------------

Common Stock, $.001 par value per share           Boston Stock Exchange
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                                                  ------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:   None
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Item 1. Description of Registrant's Securities to Be Registered.

     Reference is made to the Company's Registration Statement on Form SB-2 (Registration No.333-74766), and all amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. A description of the Registrant's securities to be registered, as required by
Item 202 of Regulation S-K, is incorporated herein by reference to the section entitled "Description of Capital Stock" in the Company's Preliminary Prospectus forming a part of the Company's Registration Statement on Form SB-2, File No.333-74766, and all amendments thereto, filed with the Securities Exchange Commission on December 7, 2001.

Item 2. Exhibits.

Exhibit
Number     Description of Document
------     -----------------------

A The "Description of Capital Stock" section of the Preliminary Prospectus forming a part of the Registrant's Registration Statement on Form SB-2, File No. 333-74766, and all amendments thereto, is incorporated herein by reference, as referred to in Item 1.

1.1 Specimen of Certificate for Common Stock (Filed as Exhibit 4.1 to the Registration Statement on Form SB-2, File No. 333-74766, and hereby incorporated herein by reference).

2.1 Articles of Incorporation, as amended (Filed as Exhibits 3.1 and 3.2 to the Registration Statement on Form SB-2, File No. 333-74766, and hereby incorporated herein by reference).

2.2 By-Laws (Filed as Exhibit 3.3 to the Registration Statement on Form SB-2, File No. 333-74766, and hereby incorporated herein by reference).
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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                     VERTICAL HEALTH SOLUTIONS, INC.
                                          Registrant

                                     By:/s/STEPHEN WATTERS
                                        ---------------------------------
                                        Stephen Watters, Chief Executive Officer

Date: March 21, 2002